Filed Pursuant To Rule 433

Registration No. 333-278878

December 9, 2025

Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Grayscale Ethereum Trust ETF ETH Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Grayscale Ethereum Trust ETF ETH Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Exposure to Ethereum with a low fee * Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Exposure to Ethereum with a low fee * Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Exposure to Ethereum with a low fee * ETH Grayscale Ethereum Trust ETF ETH Grayscale Ethereum Trust ETF Exposure to Ethereum with a low fee * Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Exposure to Ethereum with a low fee * ETH Grayscale Ethereum Trust ETF Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any Invest now Exposure to Ethereum with a low fee * ETH Grayscale Ethereum Trust ETF Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Exposure to Ethereum with a low fee * ETH Grayscale Ethereum Trust ETF Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Exposure to Ethereum with a low fee * Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. ETH Grayscale Ethereum Mini Trust ETF

Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Grayscale Ethereum Trust ETF ETH Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Grayscale Ethereum Trust ETF ETH Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Exposure to Ethereum with a low fee * Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Exposure to Ethereum with a low fee * Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Exposure to Ethereum with a low fee * ETH Grayscale Ethereum Trust ETF ETH Grayscale Ethereum Trust ETF Exposure to Ethereum with a low fee * Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Exposure to Ethereum with a low fee * ETH Grayscale Ethereum Trust ETF Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any Invest now Exposure to Ethereum with a low fee * ETH Grayscale Ethereum Trust ETF Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Exposure to Ethereum with a low fee * ETH Grayscale Ethereum Trust ETF Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. Exposure to Ethereum with a low fee * Invest now Grayscale Ethereum Mini Trust ETF (“ETH” or the "Fund"), an exchange traded product, is not registered under the Investment Company Act of 1940 (or the ’40 Act) and therefore is not subject to the same regulations and protections as 1940 Act registered ETFs and mutual funds. The Fund is subject to significant risk and heightened volatility. The Fund is not suitable for all investors and an investor may lose all their money. An investment in the Fund is not a direct investment in Ether. *Low-fee based on gross expense ratio at 0.15%. Brokerage fees and other expenses may still apply. The Fund has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, 190 Middle Street, Suite 310, Portland, Maine 04101. Foreside Fund Services, LLC is the Marketing Agent for the Fund. ETH Grayscale Ethereum Mini Trust ETF

The Grayscale Ethereum Mini Trust ETF (the "Fund") has filed a registration statement (including prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC for more complete information about the Fund and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Fund or any authorized participant will arrange to send you the prospectus (when available) if you request it by calling (833)903-2211 or by contacting Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.